UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

December 15, 2006

Date of Report (Date of earliest event reported)

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-9028	95-3997619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 718-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2006, we entered into the First Amendment to Amended and Restated Credit Agreement (the “Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and the lenders referenced therein. The Agreement provides for a $700 million revolving senior unsecured credit facility maturing on December 15, 2010 which replaces the prior $600 million revolving credit commitment maturing October 20, 2008 and the $100 million term credit commitment maturing October 20, 2010. The maturity date may be extended by one additional year at our discretion, subject to certain conditions set forth in the Amended and Restated Credit Agreement, dated as of October 20, 2005, filed as Exhibit 10.1 to our quarterly report on Form 10-Q for the quarter ended September 30, 2005 (the “Original Agreement”).

On December 15, 2006, we had $145 million outstanding under the Agreement. The Agreement reduces the pricing from the Original Agreement; at our option, borrowings under the Agreement bear interest at prime or LIBOR plus 0.85%, we pay a facility fee of 0.15% per annum on the total commitment under the Agreement.

The Agreement modifies various other covenants and terms contained in the Original Agreement.

On December 15, 2006, we issued a press release announcing the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

The foregoing description is qualified by reference in its entirety to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement.

The description of the Credit Agreement set forth under “Item 1.01 Entry into a Material Definitive Agreement” above and Exhibit 10.1 to this Current Report on Form 8-K are incorporated in this Item 2.03 by reference. Such description is qualified by reference in its entirety to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Credit Agreement, dated as of December 15, 2006, among the Company, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and 20 additional banks.

99.1	Press release dated December 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: December 18, 2006	By:	/s/ Abdo H. Khoury
Abdo H. Khoury Senior Vice President and Chief Financial & Portfolio Officer